Exploration in non-operating areas	12 Months Ended
Dec. 31, 2019
Exploration in non-operating areas
Exploration in non-operating areas

25.  Exploration in non-operating areas

This caption is made up as follows:

	2019	2018	2017
	US$(000)	US$(000)	US$(000)

Personnel expenses	3,632	4,830	4,064
Services provided by third parties	3,611	22,764	5,401
Lands	1,528	1,867	1,781
Short-term and low-value lease	415	1,524	1,171
Consumption of materials and supplies	328	1,420	582
Other minor	2,365	3,902	5,263

	11,879	36,307	18,262

During 2019, disbursements of exploration in non-operating areas amount to US$11.9 million mainly focused in Yumpag and Marcapunta (US$36.3 million during 2018 mainly focused in Yumpag, Marcapunta and Emperatriz and US$18.3 million during 2017 mainly focused in Tambomayo, Yumpag, Marcapunta and Emperatriz exploration projects), which are presented in the “Payments to suppliers and third parties” caption of the consolidated statements of cash flows.